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                                                                    EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report Of Foreign Private Issuers, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, of Satelites Mexicanos, S. A. de C. V. (the "Company") on Form 20-F for the year ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sergio Miguel Angel Autrey Maza, Chief Executive Officer of the Company, certify, that to the best of my knowledge, pursuant to 18 U.S.C.Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /S/ SERGIO MIGUEL ANGEL AUTREY MAZA
                                         ---------------------------------------
                                         Sergio Miguel Angel Autrey Maza
                                         Chief Executive Officer

July 17, 2006